UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

May 30, 2014

Date of Report (Date of earliest event reported)

Commission File Number	Exact Name of Registrant as Specified in Its Charter; State of Incorporation; Address of Principal Executive Offices; and Telephone Number	IRS Employer Identification Number
1-16169	EXELON CORPORATION (a Pennsylvania corporation) 10 South Dearborn Street P.O. Box 805379 Chicago, Illinois 60680-5379 (312) 394-7398	23-2990190
333-85496	EXELON GENERATION COMPANY, LLC (a Pennsylvania limited liability company) 300 Exelon Way Kennett Square, Pennsylvania 19348-2473 (610) 765-5959	23-3064219
000-16844	PECO ENERGY COMPANY (a Pennsylvania corporation) P.O. Box 8699 2301 Market Street Philadelphia, Pennsylvania 19101-8699 (215) 841-4000	23-0970240
1-1910	BALTIMORE GAS AND ELECTRIC COMPANY (a Maryland corporation) 2 Center Plaza 110 West Fayette Street Baltimore, Maryland 21201 (410) 234-5000	52-0280210

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01.	Entry into Material Definitive Agreements

Bridge Term Loan Agreement

On May 30, 2014, Exelon Corporation (“Exelon”) entered into a $7.221 billion 364-day senior unsecured bridge term loan agreement (“Bridge Agreement”) established pursuant to an April 29, 2014 Commitment Letter entered into as part of Exelon’s proposed acquisition of Pepco Holdings, Inc., (the “Acquisition”) announced on April 30, 2014. The Bridge Agreement is among Exelon, as Borrower, the various financial institutions named therein, as Lenders, and Barclays Bank PLC, as Administrative Agent.

Pursuant to the Bridge Agreement the Lenders have committed to provide debt financing to fund, in part, the Acquisition, consisting of a $7.221 billion bridge term loan facility (minus cash proceeds of certain indebtedness and other specified amounts as provided therein). The Bridge Agreement contains representations and warranties, affirmative, negative and financial covenants and events of default substantially based upon Exelon’s existing revolving credit agreement, dated as of March 23, 2011, as amended, restated, amended and restated and as otherwise modified prior to the date hereof. The obligations of the Lenders to provide this debt financing are subject to a number of customary conditions. If the commitments under the Bridge Agreement are funded, Exelon will pay interest at a fluctuating rate per annum equal to, at its election, the base rate or euro-dollar rate plus, in each case, an applicable margin, calculated as provided in the Bridge Agreement. Loans under the Bridge Agreement will mature and be payable in full on the date that is 364 days after the funding of the commitments under the Bridge Agreement.

In connection with the Bridge Agreement, Exelon will pay a ticking fee of 0.225 percent per annum on the daily average undrawn total commitments, subject to change based on changes in Exelon’s debt ratings, which fee will accrue through the earlier of (i) the date of termination of the commitments and (ii) the date of funding of the commitments (the “Closing Date”). If the loans under the Bridge Agreement are funded, Exelon will also pay duration fees in amounts equal to the percentage of the principal amount of the loans under the Bridge Agreement outstanding at the close of business on each date set forth in the grid below:

Duration Fees
90 days after the Closing Date	180 days after the Closing Date	270 days after the Closing Date
0.50%	0.75%	1.00%

The foregoing description of the Bridge Agreement is qualified in its entirety by reference to the full text of the Bridge Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Revolving Credit Facility Amendments

Effective as of May 30, 2014, Exelon, Exelon Generation Company, LLC (“Generation”), PECO Energy Company (“PECO”) and Baltimore Gas and Electric Company (“BGE”) entered into amendments to each of their respective revolving credit facilities (the “Amendments”). The Amendments extend the maturity date of each revolving credit facility to May 30, 2019 for all extending lenders. Pursuant to the Amendments, Exelon, Generation, PECO and BGE have access to unsecured revolving credit facilities with aggregate bank commitments of $0.5 billion, $5.3 billion, $0.6 billion and $0.6 billion, respectively into August 2018 and aggregate bank commitments of $0.5 billion, $5.1 billion, $0.6 billion and $0.6 billion, respectively into May 2019. Costs incurred in connection with the Amendments were not material.

The foregoing description of the Amendments is qualified in its entirety by reference to the full text of the Amendments, copies of which are filed as Exhibit 10.2, Exhibit 10.3, Exhibit 10.4 and Exhibit 10.5, respectively, to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description

10.1	364-Day Bridge Term Loan Agreement, dated as of May 30, 2014, among Exelon Corporation, as Borrower, the various financial institutions named therein, as Lenders, and Barclays Bank PLC, as Administrative Agent.

10.2	Amendment No. 4 to Credit Agreement, dated May 30, 2014, among Exelon Corporation, as Borrower, the financial institutions signatory therein, as Lenders and JPMorgan Chase Bank, N.A., as Administrative Agent.

10.3	Amendment No. 4 to Credit Agreement, dated May 30, 2014, among Exelon Generation Company, LLC, as Borrower, the financial institutions signatory therein, as Lenders and JPMorgan Chase Bank, N.A., as Administrative Agent.

10.4	Amendment No. 3 to Credit Agreement, dated May 30, 2014, among PECO Energy Company, as Borrower, the financial institutions signatory therein, as Lenders and JPMorgan Chase Bank, N.A., as Administrative Agent.

10.5	Amendment No. 2 to Credit Agreement, dated as of May 30, 2014, among Baltimore Gas and Electric Company, as Borrower, the financial institutions signatory therein, as Lenders and The Royal Bank of Scotland plc, as Administrative Agent.

* * * * *

This combined Form 8-K is being furnished separately by Exelon Corporation, Exelon Generation Company, LLC, PECO Energy Company, and Baltimore Gas and Electric Company (Registrants). Information contained herein relating to any individual Registrant has been furnished by such Registrant on its own behalf. No Registrant makes any representation as to information relating to any other Registrant.

This Current Report contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, that are subject to risks and uncertainties. The factors that could cause actual results to differ materially from the forward-looking statements made by the Registrants include those factors discussed herein, as well as the items discussed in (1) Exelon’s 2013 Annual Report on Form 10-K in (a) ITEM 1A. Risk Factors, (b) ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations and (c) ITEM 8. Financial Statements and Supplementary Data: Note 22; (2) Exelon’s First Quarter 2014 Quarterly Report on Form 10-Q in (a) Part II, Other Information, ITEM 1A. Risk Factors; (b) Part 1, Financial Information, ITEM 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations and (c) Part I, Financial Information, ITEM 1. Financial Statements: Note 15; (3) the cautionary statements regarding the proposed merger with Pepco Holdings, Inc. included in Exelon’s Current Reports on Form 8-K regarding the transaction filed on April 30, 2014; and (4) other factors discussed in filings with the SEC by the Registrants. Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this Current Report. None of the Registrants undertakes any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this Current Report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXELON CORPORATION

/s/ Jonathan W. Thayer
Jonathan W. Thayer
Executive Vice President and Chief Financial Officer
Exelon Corporation

EXELON GENERATION COMPANY, LLC

/s/ Bryan P. Wright
Bryan P. Wright
Senior Vice President and Chief Financial Officer Exelon Generation Company, LLC

PECO ENERGY COMPANY

/s/ Phillip S. Barnett
Phillip S. Barnett
Senior Vice President, Chief Financial Officer and
Treasurer
PECO Energy Company

BALTIMORE GAS AND ELECTRIC COMPANY

/s/ David M. Vahos
David M. Vahos
Vice President, Chief Financial Officer and Treasurer
Baltimore Gas and Electric Company

June 3, 2014

EXHIBIT INDEX

Exhibit No.	Description

10.1	364-Day Bridge Term Loan Agreement, dated as of May 30, 2014, is among Exelon Corporation, as Borrower, the various financial institutions named therein, as Lenders, and Barclays Bank PLC, as Administrative Agent.

10.2	Amendment No. 4 to Credit Agreement, dated May 30, 2014, among Exelon Corporation, as Borrower, the financial institutions signatory therein, as Lenders and JPMorgan Chase Bank, N.A., as Administrative Agent.

10.3	Amendment No. 4 to Credit Agreement, dated May 30, 2014, among Exelon Generation Company, LLC, as Borrower, the financial institutions signatory therein, as Lenders and JPMorgan Chase Bank, N.A., as Administrative Agent.

10.4	Amendment No. 3 to Credit Agreement, dated May 30, 2014, among PECO Energy Company, as Borrower, the financial institutions signatory therein, as Lenders and JPMorgan Chase Bank, N.A., as Administrative Agent.

10.5	Amendment No. 2 to Credit Agreement, dated as of May 30, 2014, among Baltimore Gas and Electric Company, as Borrower, the financial institutions signatory therein, as Lenders and The Royal Bank of Scotland plc, as Administrative Agent.